                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934





                                 November 21, 1997
                   ------------------------------------------------
                   Date of Report (Date of earliest event reported)



                               Empire of Carolina, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware                      1-7909                    13-2999480
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)


            5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
            --------------------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)


                                    (561) 498-4000
                           -------------------------------
                           (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

    On November 21, 1997, Empire Industries, Inc. issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit
       Number      Description
       -------     -----------
         99        Press Release, dated November 21, 1997

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EMPIRE OF CAROLINA, INC.



                            By /s/ Steven Geller
                               -------------------------------------
                            Name:   Steven Geller
                            Title:  Chief Executive Officer

Date: December 10, 1997

                                    EXHIBIT INDEX


       Exhibit
       Number      Description
       -------     -----------
         99        Press Release, dated November 21, 1997